EXHIBIT A

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FUNDS                                                       EFFECTIVE DATE
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FIRST TRUST DOW JONES SELECT MICROCAP INDEX(SM) FUND        SEPTEMBER 24, 2005
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FIRST TRUST VALUE LINE(R) ARITHMETIC INDEX FUND
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FIRST TRUST MORNINGSTAR(R) DIVIDEND LEADERS(SM) INDEX FUND   MARCH 15, 2006
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